This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

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LOGO
ALLIANCEBERNSTEIN
   Investments

                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                             -AllianceBernstein Global Thematic Growth Portfolio
                               -AllianceBernstein International Growth Portfolio


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Supplement dated July 1, 2010 to the Prospectuses dated May 3, 2010 of
AllianceBernstein Variable Products Series Fund, Inc. offering Class A and Class B shares of AllianceBernstein Global Thematic Growth Portfolio and AllianceBernstein International Growth Portfolio.

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AllianceBernstein Global Thematic Growth Portfolio
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AllianceBernstein International Growth Portfolio
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The  management  of,  and investment decisions for, the AllianceBernstein Global
Thematic Growth Portfolio and AllianceBernstein International Growth Portfolio are currently made by the Global Thematic Growth Portfolio Oversight Group and the International Growth Portfolio Oversight Group, respectively. Effective on or about June 30, 2010, Andrew Reiss is no longer a member of the Global Thematic Growth Portfolio Oversight Group. Effective on or about July 23, 2010, Robert W. Scheetz will no longer be a member of the Global Thematic Growth Portfolio Oversight Group and the International Growth Portfolio Oversight Group.

                                   * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectuses for future reference.

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